THE TAIWAN FUND, INC. (THE ‘FUND’) MONTHLY INSIGHT	FEBRUARY 28, 2013

IN BRIEF

Net asset value per share	US$18.20
Market price	US$16.51
Premium/(discount)	(9.29%)
Total net assets	US$155.2m
Market cap	US$140.8m

Source: State Street Bank and Trust Company.

At February 28, 2013		US$return
	Fund* %	TAIEX Total Return Index† %
One month	0.2	0.1
Three months	4.8	2.0
One year	(1.7)	(0.0)
Three years % pa	8.1	8.7

Returns are annualized, except for periods of less than one year.

*	Source: State Street Bank and Trust Company.
NAV performance.

†	Source: TWSE.

Past performance is not a guide to future returns.

FUND MANAGERS

Wong Kok Hoi	James Liu
MANAGER’S COMMENTARY

For a good part of February, the markets were concerned that the Federal Reserve might beat an early retreat from the current quantitative easing measures. The worries emerged following a recent Federal Open Market Committee meeting, the minutes of which revealed a higher-than-expected level of internal dissention about continuing loose monetary policies. A collective sigh of relief came only when Chairman Bernanke said in his Congressional testimony that current US monetary policy had clearer benefits than costs. The Chinese A-share market corrected significantly after the Lunar New Year holiday on tightening concerns. The Taiwan stockmarket was closed for a week and a half, but the TAIEX Total Return Index managed to gain 0.1% during February.

Taiwan’s cabinet stepped down early last month after ex-Premier Sean Chen resigned on health grounds on January 31, 2013. This paved the way for a reshuffle that President Ma touted as adding new skills and capability to his government. Mr Chen’s cabinet had come under fire for poor handling of the economy, which in part led to Ma’s all-time low approval rating of 13%. New Premier Jiang Yi-huah is seen as a member of Ma’s inner circle and is more aligned with Ma’s thinking on policy. Premier Jiang is expected to bear much of the burden in furthering President Ma’s agenda, and shoring up his approval rates. Mr Jiang is tasked with boosting the island’s sagging economy and pushing through government and economic structural reforms. Questions remain, however, whether the youngest premier in half a century, who has just five years of government experience, has the capability to effectively coordinate government resources and make policies.

The financial-services sector came to investors’ attention when domestic banking units in Taiwan officially opened for yuan-denominated business on February 6, 2013. The third cross-strait banking supervision meeting will be held in late March, and the focus is expected to be on deregulation of cross-strait equity investment for the banking sector. It is probable that 13 more Chinese banks will be allowed to do business in Taiwan, while a higher cap on investment in Taiwan banks would make large private financial companies likely targets of Chinese banks. It also raises the possibility that Taiwan banks may be allowed to hold a larger stake in their Chinese counterparts, which would make profit contribution from mainland business a more meaningful part of the Taiwan banks’ earnings.

MONTHLY INSIGHT

INVESTMENT REVIEW

Top contributors to the Fund’s performance in February included Acter, the engineering technology company, Advantech, the industrial PC manufacturer, and Aurora, which makes automated office equipment.

Acter’s share price surged during the month as the company reported that 2012 earnings per share had increased 16%. It is expected that the company will declare a NT$10 per share cash dividend, translating to a yield of 7%.

Advantech told investors that it was optimistic about its prospects in 2013. The company expects to benefit from increased capital expenditure in China after Beijing’s leadership transition. Its US business should continue to perform well.

Meanwhile, Aurora reported a record-high 2012 EPS of NT$3.6. Profit from China businesses grew by 49%, and the China market is expected to continue to be the growth driver of the company.

On the other side, detractors included electronic component distributor WT Microelectronics and engineering company Yungtay Engineering.

The former’s shares came under pressure during the month after a major competitor reported worse-than-expected results. Despite results that were in line with expectations, the share price of WT Microelectronics was dragged down.

Yungtay Engineering suffered a correction after outperforming in January. The fundamentals remained unchanged, however. Indeed, the firm expects to book record high orders in 2013.

In terms of portfolio activity, we made no sales in February, but continued to add to the position in process-control-equipment vendor Lumax International that we initiated last month. We also increased the holding in Good Friend International Holdings, which designs and produces computer-controlled machine tools. We feel that the machine-tool market in China has troughed, and we are seeing mild recovery. Good Friend should be among the first to benefit from this.

Source: Martin Currie Inc. and APS Asset Management Pte Ltd.

For further information please go to www.thetaiwanfund.com.

Martin Currie Inc. took over management of the Fund on May 9, 2010.

FUND DETAILS

February 28, 2013
Shares outstanding	8,530,985
Exchange listed	NYSE
Listing date	1986
Investment manager	Martin Currie Inc

Source: State Street Bank and Trust Company.

PERFORMANCE		(US$ RETURNS)
(US$ returns)	NAV %	Market price %
One month	0.2	(1.1)
Three months	4.8	5.8
Three years % pa	8.1	9.2

Returns are annualized, except for periods of less than one year.
Source: State Street Bank and Trust Company.

Past performance is not a guide to future returns.

SECTOR ALLOCATION

	Fund %*	Benchmark %†
Electronics	30.3	50.1
Construction	18.3	2.1
Wholesale and retail	14.5	5.4
Healthcare	8.2	—
Textiles	7.0	1.8
Electric and machinery	5.1	1.3
Transportation	4.9	2.1
Finance	4.1	13.5
Plastics	3.2	7.0
Others	2.1	3.1
Steel and iron	—	2.8
Chemicals	—	2.2
Foods	—	2.1
Rubber	—	1.8
Automobile	—	1.6
Cement	—	1.4
Tourism	—	0.6
Electrical appliance and cable	—	0.4
Glass and ceramics	—	0.4
Paper and pulp	—	0.3
Other assets and liabilities, net	2.3	—

*	Source: State Street Bank and Trust Company.
†	Source: TWSE.

15 LARGEST HOLDINGS*

63.4% of holdings	Sector	% of net assets
WT Microelectronics	Electronics	8.5
Yungshin Global Holding	Healthcare	5.6
Mercuries & Associates	Wholesale and retail	5.3
Advantech	Electronics	5.2
Ruentex Development	Construction	4.1
Aurora	Electronics	4.1
Yungtay Engineering	Electric and machinery	4.0
Makalot Industrial	Textiles	3.9
PC Home Online	Wholesale and retail	3.4
First Steamship	Transportation	3.4
Hung Poo Real Estate Development	Construction	3.3
Yem Chio	Plastics	3.2
Wistron NeWeb	Electronics	3.2
Far Eastern New Century	Textiles	3.1
King's Town Construction	Construction	3.1

*	Source: State Street Bank and Trust Company.

PERFORMANCE	(US$ returns at February 28, 2013)

	One month %	Three months %	Calendar year to date %	One year %	Three years % pa	Five years % pa	Ten years % pa	Since launch % pa
The Taiwan Fund, Inc.*	0.2	4.8	1.7	(1.7)	8.1	0.2	9.0	8.7
TAIEX Index†	0.1	2.0	0.4	(3.6)	4.7	(0.4)	7.6	8.5
TAIEX Total Return Index†	0.1	2.0	0.4	(0.0)	8.7	3.5	11.6	na
MSCI Taiwan Index†	0.0	1.1	0.2	0.7	8.7	1.9	9.7	na

Returns are annualized, except for periods of less than one year.
*
Source: State Street Bank and Trust Company. Launch date December 23, 1986. Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested.

†	Source: MSCI for the MSCI Taiwan Index and TWSE for the TAIEX Total Return Index and the TAIEX Index. For a full description of each index please see the index descriptions section.

Returns for the TAIEX Index are not total returns and reflect only changes in the share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns.

The TAIEX Total Return Index commenced January 1, 2003.

Past performance is not a guide to future returns.

MONTHLY INSIGHT

PORTFOLIO IN FULL
Sector	Company (BGB ticker)	Price	Holding	Value US$	% of net assets
ELECTRONICS					30.3
WT Microelectronics	3036 TT	NT$35.9	10,901,900	$13,174,224	8.5
Advantech	2395 TT	NT$132.0	1,808,100	$8,045,074	5.2
Aurora	2373 TT	NT$46.6	4,060,000	$6,377,429	4.1
Wistron NeWeb	6285 TT	NT$53.1	2,753,046	$4,927,671	3.2
Taiflex Scientific	8039 TT	NT$37.0	3,452,821	$4,306,352	2.8
King Slide Works	2059 TT	NT$195.0	570,000	$3,746,650	2.4
MPI	6223 TT	NT$64.2	1,448,000	$3,133,555	2.0
Lumax International	6192 TT	NT$68.8	844,000	$1,957,332	1.3
Tatung	2371 TT	NT$8.0	4,770,897	$1,284,933	0.8
CONSTRUCTION					18.3
Ruentex Development	9945 TT	NT$64.9	2,918,082	$6,383,750	4.1
Hung Poo Real Estate Development	2536 TT	NT$30.6	4,929,873	$5,076,690	3.3
King’s Town Construction	2524 TT	NT$31.5	4,474,764	$4,743,779	3.1
Acter	5536 TT	NT$143.5	941,179	$4,552,582	2.9
Goldsun Development & Construction	2504 TT	NT$11.6	11,314,980	$4,424,309	2.8
Taiwan Land Development	2841 TT	NT$11.3	8,681,129	$3,292,020	2.1
WHOLESALE AND RETAIL					14.5
Mercuries & Associates	2905 TT	NT$26.7	9,178,175	$8,260,404	5.3
PC Home Online	8044 TT	NT$148.0	1,048,128	$5,228,893	3.4
Taiwan Tea	2913 TT	NT$16.3	8,231,000	$4,522,451	2.9
Test-Rite International	2908 TT	NT$21.9	6,075,260	$4,484,796	2.9
HEALTHCARE					8.2
YungShin Global Holding	3705 TT	NT$42.2	6,146,000	$8,732,203	5.6
Pacific Hospital Supply	4126 TT	NT$87.9	1,345,456	$3,986,503	2.6
TEXTILES					7.0
Makalot Industrial	1477 TT	NT$99.2	1,828,000	$6,112,538	3.9
Far Eastern New Century	1402 TT	NT$32.9	4,343,341	$4,816,743	3.1
ELECTRIC AND MACHINERY					5.1
Yungtay Engineering	1507 TT	NT$56.0	3,274,000	$6,180,169	4.0
Good Friend International Holdings	912398 TT	NT$10.6	4,898,000	$1,741,827	1.1
TRANSPORTATION					4.9
First Steamship	2601 TT	NT$23.2	6,677,714	$5,222,152	3.4
Taiwan High Speed Rail	2633 TT	NT$5.6	12,597,600	$2,377,987	1.5

Sector	Company (BGB ticker)	Price	Holding	Value US$	% of net assets
FINANCE					4.1
Yuanta Financial Holding	2885 TT	NT$15.4	6,321,000	$3,270,603	2.1
Union Bank of Taiwan	2838 TT	NT$11.7	7,807,280	$3,079,068	2.0
PLASTICS					3.2
Yem Chio	4306 TT	NT$19.4	7,647,915	$5,001,249	3.2
OTHER					2.1
Taiwan Sogo Shinkong Security	9925 TT	NT$35.8	1,378,000	$1,660,577	1.1
Taiwan Secom	9917 TT	NT$66.7	728,000	$1,636,782	1.0
OTHER ASSETS AND LIABILITIES, NET				$3,494,512	2.3

MONTHLY INSIGHT

THE TAIWAN FUND, INC. PREMIUM/DISCOUNT

Source: State Street Bank and Trust Company as of February 28, 2013.

INDEX DESCRIPTIONS

TAIEX Index
The TWSE, or TAIEX Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange. The Index was based in 1966 and does not include re-invested dividends.

TAIEX Total Return Index
The TAIEX Total Return Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange, based in 1966, which includes re-invested dividends.

MSCI Taiwan Index
The MSCI Total Return Taiwan Index is a free-float adjusted market capitalization index. The Index represents Taiwanese companies that are available to investors worldwide. The Index has a base date of December 31, 1987. As of February 28, 2013, it contained 114 constituents.

OBJECTIVE

The Fund was launched on December 23, 1986 to allow US and other investors to access and participate in the growth of the economy and the stock market in Taiwan, the Republic of China. The Fund’s investment objective is to seek long-term capital appreciation primarily through investments in equity securities listed in Taiwan. The Fund is a diversified, closed-end management investment company listed on the New York Stock Exchange (NYSE) under the symbol ‘TWN’.

Taiwan, with its global market leadership in high technology goods and its significant investments throughout mainland China and Southeast Asian economies, is now an integral economic player in the Asia Pacific Region as well as around the world. Investing in Taiwan not only allows investors to capitalize on Taiwan’s dynamic economy, but also allows investors to reap the growth and investment potential of the mainland China and other emerging economies of the region.

CONTACTS

The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
PO Box 5049
Boston, MA 02111
Tel: (1) 877-864-5056

www.thetaiwanfund.com

IMPORTANT INFORMATION

This document is issued and approved by Martin Currie Inc (‘MC Inc’), as investment adviser of The Taiwan Fund, Inc. (the ‘Fund’). MC Inc is authorised and regulated by the Financial Services Authority (‘FSA’) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from this newsletter.

The Fund is classified as a diversified investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed ended US fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the Fund.

Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom.

This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

–
It should be noted that investment in the Fund is only suitable for sophisticated investors who are aware of the risk of investing in Taiwan and should be regarded as long term. Funds which invest in one country carry a higher degree of risk than those with portfolios diversified across a number of markets.

–
Investment in the securities of smaller and unquoted companies can involve greater risk than is customarily associated with investment in larger, more established, companies. In particular, smaller companies often have limited product lines, markets or financial resources and their management may be dependent on a smaller number of key individuals. In addition, the market for stock in smaller companies is often less liquid than that for stock in larger companies, bringing with it potential difficulties in acquiring, valuing and disposing of such stock. Proper information for determining their value, or the risks to which they are exposed, may not be available.

–
Investments within emerging markets such as Taiwan can be of higher risk. Many emerging markets, and the companies quoted on their stock exchanges, are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation which may affect the Fund’s income and the value of its investments.

–
The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be undeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.

Martin Currie Inc registered in Scotland (no BR2575)

Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH1 2ES
Tel: 44 (0) 131 229 5252 Fax: 44 (0) 131 228 5959 www.martincurrie.com

North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY
10019, USA Tel: (1) 212 258 1900 Fax: (1) 212 258 1919

Authorised and regulated by the Financial Services Authority and incorporated with limited liability in New York, USA. Registered with the SEC as an investment adviser.

Please note: calls to the above numbers may be recorded.